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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ______________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ______________________________

       Date of report (Date of earliest event reported): October 27, 2004


                     ROYAL BANCSHARES OF PENNSYLVANIA, INC.
             (Exact name of registrant as specified in its charter)

           PENNSYLVANIA                  0-26366               23-2812193
  (State or other jurisdiction         (Commission           (IRS Employer
         of incorporation)             File Number)        Identification No.)


                              732 MONTGOMERY AVENUE
                          NARBERTH, PENNSYLVANIA 19072
               (Address of principal executive offices) (Zip Code)

                                 (610) 668-4700
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On October 27, 2004, Royal Bancshares of Pennsylvania, Inc. (the "Corporation") completed a private placement of an aggregate of $25.0 million of trust preferred securities, through two newly-formed Delaware trust affiliates, Royal Bancshares Capital Trust I ("Trust I") and Royal Bancshares Capital Trust II ("Trust II") (collectively the "Trusts"). As part of this transaction, the Corporation issued an aggregate principal amount of $12,887,000 of floating rate junior subordinated debt securities to Trust I, which debt securities bear an initial interest rate of 4.26% until December 2004, and after that which will be reset quarterly at 3-month LIBOR plus 2.15%, and an aggregate principal amount of $12,887,000 of fixed/floating rate junior subordinated deferrable interest to Trust II, which debt securities bear an initial interest rate of 5.80% until December 2009 and then which will reset quarterly at 3-month LIBOR plus 2.15%. These debt securities were each issued pursuant to the terms of an Indenture dated October 27, 2004, between the Corporation and JPMorgan Chase Bank, as Trustee. The debt securities obligate the Corporation to pay interest on their principal sum quarterly in arrears on March 15, June 15, September 15 and December 15 of each year. So long as the Corporation is current in its interest payments, it has the right to defer payments of interest on the debt securities by extending the interest payment period on the debt securities for up to 20 consecutive quarterly periods. The debt securities mature on December 15, 2034, but may be redeemed by the Corporation, in whole or in part, beginning on December 15, 2009, or in whole within 120 days of the occurrence of certain special redemption events as defined in the Indentures. Special redemption events relate to the regulatory capital treatment of the issuances, the Trusts not being deemed investment companies and the non-occurrence of certain tax events. The Indentures and the form of debt securities are filed herewith as Exhibits 4.1, 4.2, 10.1 and 10.2.

The debt securities are the sole assets of each of the Trusts. Each of Trust I and Trust II issued an aggregate principal amount of $12,500,000 of capital securities bearing fixed and or fixed/floating interest rates corresponding to the debt securities held by each trust to an unaffiliated investment vehicle. The payments of distributions on and redemption or liquidation of the capital securities issued by each of Trust I and Trust II are guaranteed by the Corporation pursuant to a Guarantee Agreement dated October 27, 2004, related to each, which is between the Corporation and JPMorgan Chase Bank, as the Guarantee Trustee. These Guarantee Agreements are filed herewith as Exhibits 10.3 and 10.4.

THE PRECEDING DISCUSSION CONTAINS FORWARD-LOOKING STATEMENTS THAT ARE BASED ON MANAGEMENT'S CURRENT EXPECTATIONS REGARDING ECONOMIC, LEGISLATIVE AND REGULATORY ISSUES THAT MAY HAVE AN IMPACT ON THE CORPORATION'S EARNINGS IN FUTURE PERIODS. FACTORS THAT COULD CAUSE FUTURE RESULTS TO VARY MATERIALLY FROM CURRENT MANAGEMENT EXPECTATIONS INCLUDE, BUT ARE NOT LIMITED TO: GENERAL ECONOMIC CONDITIONS, CHANGES IN INTEREST RATES, DEPOSIT FLOWS, REAL ESTATE VALUES AND COMPETITION; CHANGES IN ACCOUNTING PRINCIPLES, POLICIES OR GUIDELINES; CHANGES IN LEGISLATION OR REGULATION; AND OTHER ECONOMIC, COMPETITIVE, GOVERNMENTAL, REGULATORY AND TECHNICAL FACTORS AFFECTING THE CORPORATION'S OPERATIONS, PRICING, PRODUCTS AND SERVICES. IN PARTICULAR, THESE ISSUES MAY HAVE AN IMPACT ON MANAGEMENT'S ESTIMATES USED IN EVALUATING MARKET RISK AND INTEREST RATE RISK IN ITS GAAP AND NET PORTFOLIO VALUE (NPV) TABLES, LOAN LOSS PROVISIONS, CLASSIFICATION OF ASSETS, ACCOUNTING ESTIMATES AND OTHER ESTIMATES USED THROUGHOUT THIS DISCUSSION. THE CORPORATION DISCLAIMS ANY OBLIGATION TO SUBSEQUENTLY REVISE ANY FORWARD-LOOKING STATEMENTS, OR TO REFLECT THE OCCURRENCE OF ANTICIPATED OR UNANTICIPATED EVENTS.



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ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The debt securities issued by the Corporation on October 27, 2004 to each of Trust I and Trust II, as described in Item 1.01, shall be accounted for by the Corporation as long-term borrowings on its consolidated balance sheet.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(C)    EXHIBITS.

EXHIBIT NO.  DESCRIPTION

4.1 Junior Subordinated Debt Security Due 2034 issued by Royal Bancshares of Pennsylvania, Inc. to JPMorgan Chase Bank, as Institutional Trustee, dated October 27, 2004 (included as Exhibit A to Exhibit 10.1)

4.2 Junior Subordinated Debt Security Due 2034 issued by Royal Bancshares of Pennsylvania, Inc. to JPMorgan Chase Bank, as Institutional Trustee, dated October 27, 2004 (included as Exhibit A to Exhibit 10.2)

10.1 Indenture by and between Royal Bancshares of Pennsylvania, Inc. and JPMorgan Chase Bank, as Trustee, dated October 27, 2004

10.2 Indenture by and between Royal Bancshares of Pennsylvania, Inc. and JPMorgan Chase Bank, as Trustee, dated October 27, 2004

10.3 Guarantee Agreement by and between Royal Bancshares of Pennsylvania, Inc. and JPMorgan Chase Bank, as Guarantee Trustee, dated October 27, 2004

10.4 Guarantee Agreement by and between Royal Bancshares of Pennsylvania, Inc. and JPMorgan Chase Bank, as Guarantee Trustee, dated October 27, 2004








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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          ROYAL BANCSHARES OF PENNSYLVANIA, INC.




                                          By:    /s/ Jeffrey T. Hanuscin
                                                 -------------------------------
                                          Name:  Jeffrey T. Hanuscin
                                          Title: Chief Financial Officer

Date: November 1, 2004




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                                  EXHIBIT INDEX

EXHIBIT NO.  DESCRIPTION


4.1 Junior Subordinated Debt Security Due 2034 issued by Royal Bancshares of Pennsylvania, Inc. to JPMorgan Chase Bank, as Institutional Trustee, dated October 27, 2004 (included as Exhibit A to Exhibit 10.1)

4.2 Junior Subordinated Debt Security Due 2034 issued by Royal Bancshares of Pennsylvania, Inc. to JPMorgan Chase Bank, as Institutional Trustee, dated October 27, 2004 (included as Exhibit A to Exhibit 10.2)

10.1 Indenture by and between Royal Bancshares of Pennsylvania, Inc. and JPMorgan Chase Bank, as Trustee, dated October 27, 2004

10.2 Indenture by and between Royal Bancshares of Pennsylvania, Inc. and JPMorgan Chase Bank, as Trustee, dated October 27, 2004

10.3 Guarantee Agreement by and between Royal Bancshares of Pennsylvania, Inc. and JPMorgan Chase Bank, as Guarantee Trustee, dated October 27, 2004

10.4 Guarantee Agreement by and between Royal Bancshares of Pennsylvania, Inc. and JPMorgan Chase Bank, as Guarantee Trustee, dated October 27, 2004